UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2016

Commission File Number: 001-36261

CHC GROUP LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	98-0587405
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

190 Elgin Avenue
George Town, KY1-9005
Cayman Islands

(Address of principal executive offices, including zip code)

(604) 276-7500
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership

On May 5, 2016, CHC Group Ltd., or the Company, and each of the subsidiaries, affiliates and related parties listed on Exhibit 99.1 (together with the Company, referred to as the Debtors) filed voluntary petitions in the United States Bankruptcy Court for the Northern District of Texas, or the Bankruptcy Court, seeking relief under Chapter 11 of Title 11 of the United States Code, or the Bankruptcy Code. The Debtors have filed a motion with the Bankruptcy Court seeking to jointly administer the Bankruptcy Cases under the caption In re CHC Group Ltd., et al., which we refer to together as the Chapter 11 Cases.

No trustee has been appointed and the Debtors continue to operate their businesses and manage their properties as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. To assure ordinary course operations, the Company is seeking approval from the Bankruptcy Court for a variety of “first day” motions, including authority to maintain bank accounts and other customary relief.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases described above constitutes an event of default under the Indenture, dated October 4, 2010, that governs the 9.250% Senior Secured Notes Due 2020, or the 2020 Notes, and the Indenture, dated May 13, 2013, that governs the 9.375% Senior Notes Due 2021, or the 2021 Notes, and together with the 2020 Notes, the Notes. As a result of the filing of the Chapter 11 Cases, all commitments under the Notes were terminated and all amounts (with accrued interest thereon) became immediately due and payable. As of May 4, 2016, there was $1,014,289,200 aggregate principal amount of 2020 Notes outstanding and there was $94,732,300 million aggregate principal amount of 2021 Notes outstanding.

In addition, the commencement of the Chapter 11 Cases described above constitutes an event of default under each of:

•	the Credit Agreement, dated as of January 23, 2014, among the Company, 6922767 HOLDING S.À.R.L., CHC HELICOPTER HOLDING S.À R.L., CHC HELICOPTER S.A., the designated borrowers listed on Schedule I thereto and the other borrowers party thereto from time to time, HSBC BANK PLC, as administrative agent, HSBC CORPORATE TRUSTEE COMPANY (UK) LIMITED, as collateral agent, J.P. MORGAN SECURITIES LLC and BARCLAYS BANK PLC, as co-syndication agents, HSBC BANK CANADA, J.P. MORGAN SECURITIES LLC, BARCLAYS BANK PLC, RBC CAPITAL MARKETS and UBS SECURITIES LLC, as joint lead arrangers and joint book runners and ROYAL BANK OF CANADA and UBS SECURITIES LLC, as co-documentation agents, and which we refer to as the 2014 Credit Agreement;
•	the Credit Agreement, dated as of June 12, 2015, among 6922767 HOLDING S.À.R.L., CHC CAYMAN ABL HOLDINGS LTD, CHC CAYMAN ABL BORROWER LTD., the several banks and other financial institutions from time to time party thereto, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent and BNP PARIBAS S.A., as collateral agent, which we refer to as the 2015 Credit Agreement.

As a result of the filing of the Chapter 11 Cases, all commitments under the 2015 Credit Agreement and the 2014 Credit Agreement were terminated and all loans (with accrued interest thereon) and all other amounts outstanding under such facilities became immediately due and payable.

As of May 4, 2016, there was:

•	$327,500,000 of borrowings outstanding under the 2014 Credit Agreement, as well as $42.6 million in letters of credit
•	$139,000,000 million of borrowings outstanding under the 2015 Credit Agreement

Any efforts to enforce such payment obligations are automatically stayed as a result of the filing of the petitions and the holders’ rights of enforcement are subject to the applicable provisions of the Bankruptcy Code.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listng Rule or Standard; Transfer of Listing.

Effective May 5, 2016, the Ordinary Shares will cease trading on the OTCQX International Market and begin trading on the OTC Pink Marketplace, henceforth under the symbol “HELIQ.”

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Although the Company does not yet have a plan of reorganization or an agreement with creditors and lessors for such a plan, no assurance can be given that, when the reorganization is completed, its ordinary shares will not be cancelled without any distribution being made to shareholders.

Item 7.01	Regulation FD Disclosure.

A copy of the press release dated May 5, 2016 announcing that the Company had filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information included in this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K, accompanying exhibit, and other statements that we may make, contain forward-looking statements. Forward-looking statements are statements that are not historical facts and include statements about our expectations for the timing and execution of our restructuring plan, our future financial condition and future business plans and expectations, the effect of, and our expectations with respect to, the operation of our business, adequacy of financial resources and commitments and operating expectations during the pendency of our court proceedings. Such forward-looking statements are based upon the current beliefs and expectations of our management, but are subject to risks and uncertainties, which could cause actual results and/or the timing of events to differ materially from those set forth in the forward-looking statements, including, among others: risks and uncertainties relating to the Chapter 11 court cases, our ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 cases, the effects of the Chapter 11 cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 cases and the outcome of the Chapter 11 cases in general, the length of time we will operate under the Chapter 11 cases, risks associated with third-party motions in the Chapter 11 cases, which may interfere with our ability to consummate any restructuring transactions, the potential adverse effects of the Chapter 11 cases on our liquidity or results of operations, increased legal and other professional costs necessary to execute our reorganization, our ability to hire and retain key personnel, our relationship with our employees, our ability to successfully implement our strategic, operating, financial and personnel initiatives, our ability to maintain the value and image of our brand and protect our intellectual property rights, general economic conditions, geopolitical events, other regulatory changes, inflation or deflation, disruptions in the global financial markets, the highly competitive and evolving nature of our industry in the U.S. and internationally, continued compliance with U.S. and foreign government regulations and legislation, including environmental, immigration, labor, and occupational health and safety laws and regulations, litigation and other inquiries and investigations, including the risks that we, our officers or directors in cases where indemnification applies, will not be successful in defending any proceedings, lawsuits, disputes, claims or audits, and that exposure could exceed expectations or insurance coverage, statements that bear on our strategy, future operations, projections, conclusions, and forecasts, competition in the markets we serve, our ability to secure and maintain long-term support contracts, our ability to maintain standards of acceptable safety performance, exchange rate fluctuations, political, economic, and regulatory uncertainty, problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities, exposure to credit risks, risks inherent in the operation of helicopters, unanticipated costs or cost increases associated with our business operations, trade industry exposure, ability to continue maintaining government issued licenses, necessary aircraft or insurance, compliance with all applicable OTC listing requirements and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, as amended, for the year ended April 30, 2015 and Quarterly Report on Form 10-Q for the quarter ended January 31, 2016. The Company’s filings with the Securities and Exchange Commission are available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. No assurances can be given that our efforts to effectively reorganize under Chapter 11 of the Bankruptcy Code will ultimately be successful or that we will succeed in strengthening our balance sheet or increase our financial flexibility. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 cases is highly speculative and poses substantial risks. Although the Company does not yet have a plan of reorganization or an agreement with creditors and lessors for such a plan, no assurance can be given that, when the reorganization is completed, its ordinary shares will not be cancelled without any distribution being made to shareholders.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	List of filing entities
99.2	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2016

/s/ Lee Eckert
Name: Lee Eckert
Title: Senior Vice President and Chief Financial Officer (Principal Financial Officer, Duly Authorized Officer)